PUT & CALL AGREEMENT

This Put & Call AgReement is entered into as of April 29, 2014 (this “Agreement”) by and among Luxor Capital Partners, LP, Blue Sands LLC, Blue Sands B Inc., Blue Sands C Inc., and Blue Sands D Inc. (collectively, “Investor”), RCS Capital Corporation (the “Issuer”) and the existing members (the “Existing Members”) of RCS Capital Management, LLC (the “Management Co”) as set forth on Schedule 1 hereto. Investor, Issuer and the Existing Members are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A. On the date hereof, the Management Co has issued a 23.5% membership interest in the Management Co (the “Membership Interest”) to Investor in exchange for $15,300,000 in cash.

B. In connection with the issuance of the Membership Interests, the Amended and Restated Limited Liability Company Agreement of the Management Co, dated as of April 29, 2014 (as amended or supplemented from time to time in accordance with its terms, the “Operating Agreement”) will be amended to admit Investor as a member and provide for other terms agreed to and set forth in that certain Fee Letter, dated January 16, 2014, by and among Issuer, Investor, the Existing Members and Management Co.

C. On the terms and conditions described herein, the Investor desires to have the right to cause the Issuer to purchase and acquire such Membership Interests from the Investor, and the Issuer and the Existing Members desire to have the right to cause the Investor to sell and assign such Membership Interests to Issuer or the Existing Members (as applicable).

Accordingly, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

Section 1.1 Definitions. For purposes of this Agreement, each of the following terms shall have the following respective meanings:

(a) “Arbitrator” has the meaning ascribed to such term in Section 3.1(d).

(b) “Agreement” has the meaning ascribed to such term in the introductory paragraph.

(c) “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required to close.

(d) “Call Cash Amount” means the amount of cash equal to the Value of the the portion of the Call Settlement Amount the Issuer has elected to deliver in cash.

(e) “Call Exercise Notice” has the meaning ascribed to such term in Section 3.1(b).

(f) “Call Interest” has the meaning ascribed to such term in Section 3.1(a).

(g) “Call Issuer Shares Amount” means a number of shares of Class A Common Stock equal to the portion of the Call Settlement Amount the Issuer has elected to deliver in shares of Class A Common Stock.

(h) “Call Exercise Notice” has the meaning ascribed to such term in Section 3.1(b).

(i) “Call Exercise Period” means the period commencing on (x) (i) the date that is thirty (30) months after the Closing Date, (ii) a Change of Control of Investor, (iii) the sale of all or substantially all the assets of Investor, or (iv) Christian Leone ceases to be in charge of the decision-making process of the Investor; and (y) terminating on the date Investor no longer holds Membership Interests.

(j) “Call Right” means the Issuer’s right, at the Issuer’s sole discretion, at any time during the Call Exercise Period, to buy from the Investor all or any portion of the Membership Interest in exchange for the Call Settlement Amount in accordance with Article III hereof.

(k) “Call Right Closing” has the meaning ascribed to such term in Section 3.2(a).

(l) “Call Settlement Adjustment” has the meaning ascribed to such term in Section 3.1(e).

(m) “Call Settlement Amount” means, as to the Call Interest, such number of shares of Class A Common Stock equal to the fair market value of the Membership Interest underlying such Call Interest on the date of the exercise of the Call Right with respect to such Call Interest, as determined pursuant to Section 3.1(d).

(n) “Cash Amount” means either the Call Cash Amount or the Put Cash Amount, as applicable.

(o) “Change of Control” means the occurrence of any of the following: (i) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any Person or “group” other than the existing holders of management interests or their affiliates becomes the “beneficial owner,” directly or indirectly, of 50% or more of the partnership interests entitled to elect or replace the general partner of the Investor; (ii) a majority of the members of the board of directors in place on the date hereof of the Investor are removed or resign; or (iii) at such time that the general partner of the Investor is no longer an affiliate of Christian Leone.

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(p) “Class A Common Stock” means the Class A common stock of the Issuer (or any successor thereto), par value $.0001 or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Issuer.

(q) “Closing Date” has the meaning ascribed to such term in the Merger Agreement.

(r) “Counterproposal” has the meaning ascribed to such term in Section 3.2(c).

(s) Elected Consideration” means, subject to the election of the Issuer or the Existing Members (as applicable), either (i) the Cash Amount, (ii) the Issuer Shares Amount or (iii) any combination thereof.

(t) “Existing Members” shall have meaning ascribed to such term in the introductory paragraph.

(u) “Existing Member Call Substitution” has the meaning ascribed to such term in Section 3.2(c).

(v) “Fee Letter” has the meaning ascribed to such term in the recitals to this Agreement.

(w) “FINRA” means the Financial Industry Regulatory Authority.

(x) “Investor” has the meaning ascribed to such term in the introductory paragraph.

(y) “Issuer” has the meaning ascribed to such term in the introductory paragraph.

(z) “Issuer Shares Amount” means either the Call Issuer Shares Amount or the Put Issuer Shares Amount, as applicable.

(aa) “Liens” shall mean any and all liens, claims, pledges, encumbrances, or any other restriction affecting the rights and other incidents of record and beneficial ownership.

(bb) “Look-Back Period” has the meaning ascribed to such term in Section 3.1(e).

(cc) “Material Transaction” means, with respect to any Person, any purchase, acquisition, disposition or similar transaction of capital stock, indebtedness, or other property or asset, in one or more related transactions involving consideration in excess of $10,000,000.

(dd) “Membership Interest” has the meaning ascribed to such term in the recitals to this Agreement.

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(ee) “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of January 16, 2014, by and among the Issuer, Clifford Acquisition, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Issuer, Cetera Financial Holdings, Inc., a Delaware corporation, and the Lightyear Capital LLC, a Delaware limited liability company.

(ff) “NYSE” means the New York Stock Exchange.

(gg) “Operating Agreement” has the meaning ascribed to such term in the recitals to this Agreement.

(hh) “Percentage Interest” has the meaning ascribed to such term in the Operating Agreement.

(ii) “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

(jj) “Preferred Shares” has the meaning ascribed to such term in the Purchase Agreement.

(kk) “Pro Rata Share” the percentage set forth with respect to each Existing Member on Schedule 1 hereto which represents the percentage of any Put Interest or Call Interest that will be purchased by such Existing Member in connection with any Put Right Closing or Call Right Closing.

(ll) “Proposed Call Settlement Amount” has the meaning ascribed to such term in Section 3.1(b).

(mm) “Purchase Agreement” means that certain Securities Purchase Agreement, dated the date hereof, by and among Investor, Issuer and RCAP Holdings, LLC.

(nn) “Put Cash Amount” means the amount of cash equal to the Value of the Put Settlement Amount the Issuer has elected to deliver in cash.

(oo) “Put Exercise Notice” has the meaning ascribed to such term in Section 2.1(b).

(pp) “Put Interest” has the meaning ascribed to such term in Section 2.1(a).

(qq) “Put Issuer Shares Amount” means a number of shares of Class A Common Stock equal to the portion of the Put Settlement Amount the Issuer has elected to deliver in shares of Class A Common Stock.

(rr) “Put Right” means the right of the Investor, at the Investor’s sole discretion, at any time, to sell to the Issuer (or to the Existing Members, should they elect to assume the Issuer’s obligation) all or any portion of the Put Interest in exchange for the Put Settlement Amount in accordance with Article II hereof.

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(ss) “Put Right Closing” has the meaning ascribed to such term in Section 2.2(a).

(tt) “Put Settlement Amount” means, as to the Put Interest, such number of shares of Class A Common Stock equal to (i) the number of shares of the Class A Common Stock outstanding (plus the amount of Class A Common Stock issuable upon conversion of all outstanding 7% Series A Convertible Preferred Stock and 5.00% Convertible Senior Notes due 2021 at such date) at the time of the Put Exercise Notice multiplied by (ii) the Percentage Interest that is attributable to the Put Interest, multiplied by (iii) 0.15.

(uu) “Senior Facilities” shall mean the Issuer’s $750.0 million senior secured bank financing facility consisting of a senior secured first lien term loan facility, senior secured first lien revolving credit facility and senior secured second lien term loan facility together with any subsequent refinancings of such facilities.

(vv) “Subsequent Counterproposal” has the meaning ascribed to such term in Section 3.1(e).

(ww) “Substitution Right Notice” has the meaning ascribed to such term in Section 3.1(c).

(xx) “Trading Day” means a day on which the principal national securities exchange on which a security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(yy) “Value” means, with respect to any security, the average of the daily market price of such security for the ten (10) consecutive Trading Days immediately preceding the date of a Call Exercise Notice or Put Exercise Notice, as applicable. The market price for each such Trading Day shall be: (i) if the security is listed or admitted to trading on the NYSE or any national securities exchange, the last reported sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, (ii) if the security is not listed or admitted to trading on the NYSE or any national securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Issuer, or (iii) if the security is not listed or admitted to trading on the NYSE or any national securities exchange and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Issuer, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the value of the security shall be determined jointly by the Issuer and the Investor acting in good faith on the basis of such quotations and other information as they consider, in their respective reasonable judgment, appropriate; provided that if the Issuer and Investor cannot reach a final resolution within fifteen (15) days, then they shall submit such determination to the Arbitrator in accordance with the provisions in Section 3.1(d).

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Section 1.2 Construction. Unless the context otherwise requires, as used in this Agreement, the singular number includes the plural and the plural number may include the singular. The use of any gender shall be applicable to all genders. Unless otherwise specified, references to Articles, Sections, subsections are to the Articles, Sections, subsections in this Agreement.

ARTICLE II

PUT RIGHTS

Section 2.1 Grant of Put Rights.

(a) The Investor may, at any time and from time to time and in accordance with the terms and provisions hereof, exercise its Put Right, and, if the Investor so elects to exercise its right pursuant to this Section 2.1, Issuer shall have the obligation to purchase all of the Membership Interest with respect to which the Investor has so exercised its Put Right (the “Put Interest”), for an amount equal to the Value of the Put Settlement Amount which shall be delivered to the Investor in the form of the Elected Consideration pursuant to a Put Right Closing; provided, however, the Issuer’s obligation to purchase of any Put Interest shall be subject to the rights of the Existing Members described in Section 2.1(d); provided, further, however, Issuer shall have no obligation to purchase the Put Interest to the extent such purchase is prohibited by the terms of the Senior Facilities and, in such event, the Existing Members shall be required to purchase the Put Interest as provided in Section 2.1(c) below. The exercise of the Put Right with respect to a portion of the Membership Interest shall not in any way affect the Investor’s right to exercise its Put Right with respect all or any portion of the remaining Membership Interest.

(b) In order to exercise its Put Right, Investor must deliver an irrevocable notice of its election to exercise such right in substantially the form attached hereto as Exhibit A (a “Put Exercise Notice”) to Issuer and the Existing Members in accordance with the notice provision set forth in Section 5.7 hereof.

(c) Notwithstanding the provisions of Section 2.1(a), the delivery of a Put Exercise Notice shall be deemed to be an offer to sell the Put Interest described therein to the Existing Members, and the Existing Members may, in their sole and absolute discretion, elect to purchase all (but not less than all) of such Put Interest (an “Existing Member Put Purchase”) by paying to the Investor an amount equal to the Value of the Put Settlement Amount which shall be delivered to the Investor in the form of the Elected Consideration set forth in the Put Exercise Notice pursuant to a Put Right Closing; provided, however, if a Put Exercise Notice is delivered and Issuer is prohibited from acquiring the Put Interest by the terms of the Senior Facilities, the Existing Members shall be required to purchase all (but not less than all) of such Put Interest in accordance with the terms set forth in this Section 2.1(c).

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(d) If Existing Members exercise their right to make an Existing Member Put Purchase under Section 2.1(c):

(i) The Issuer shall have no obligation to pay any amount to the Investor with respect to the Put Interest subject to such Existing Member Put Purchase, and each of the Investor, the Issuer and the Existing Members shall treat the transaction between the Investor and the Existing Members for federal income tax purposes as a sale of the Put Interest to the Existing Members.

(ii) The Existing Members must provide written notice to the Investor and the Issuer of the Existing Members’ election to exercise their right to make an Existing Member Put Purchase within five (5) Business Days after their receipt of the applicable Put Exercise Notice, which notice shall also include the percentages of the Put Interest to be purchased by each Existing Member (which percentages must aggregate to 100%).

Section 2.2 Put Right Closing; Deliverables.

(a) The closing of the purchase and sale of any Put Interest, as contemplated by Section 2.1 above (each, a “Put Right Closing”) shall take place on the date which is 15 days after the date on which a Put Exercise Notice is delivered in respect of such Put Interest (or such other time as may hereinafter be agreed to by the Investor, on the one hand, and the Issuer or the Existing Members (as applicable) on the other hand).

(b) At the Put Right Closing:

(i) The Issuer or the Existing Members (as applicable) shall purchase from the Investor, and such Investor shall sell, assign, transfer and convey to the Issuer or the Existing Members (as applicable) the Put Interest with respect to which the Investor has exercised its Put Right.

(ii) The Issuer or the Existing Members (as applicable) shall pay to the Investor any Put Cash Amount by wire transfer of immediately available funds to the account designated by the Investor.

(iii) The Issuer or the Exiting Members (as applicable) shall sell, assign, transfer and convey to the Investor any Put Issuer Shares Amount.

(iv) Investor shall deliver to the Issuer or the Existing Members (as applicable) all documentation reasonably requested by Issuer or the Existing Members (as applicable) in order to transfer the Put Interest, and all rights in respect thereof (including all economic and voting rights), to Issuer or the Existing Members (as applicable) free and clear of Liens, but subject to restrictions on transferability imposed generally under the Securities Act of 1933, as amended (the “Securities Act”) under blue sky and other state securities laws and as contained in the Operating Agreement; it being understood and agreed by the Parties that the only representations and warranties that the Investor shall be required to make in respect of the transfer of the Put Interest are representations and warranties as to ownership, its power, authority and ability to convey title to the Put Interest, free and clear of Liens, but subject to the exceptions, described in the preceding clause of this Section 2.2(b)(iv) and in compliance with any laws and contractual obligations applicable to the Investor (including the Operating Agreement).

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(v) Investor shall receive from the Issuer or the Existing Members (as applicable) all documentation reasonably requested by Investor in order to transfer any Put Issuer Shares Amount to Issuer or the Existing Members (as applicable) free and clear of Liens, but subject to restrictions on transferability imposed generally under the Securities Act, under blue sky and other state securities laws; it being understood and agreed by the Parties that the only representations and warranties that the Issuer or the Existing Members (as applicable) shall be required to make in respect of the transfer of any Put Issuer Shares Amount are representations and warranties as to its power, authority and ability to acquire the Put Interest, convey title to Issuer Class A Common Stock (if applicable) free and clear of all Liens and that Issuer or the Existing Members (as applicable) is in compliance with any laws and contractual obligations applicable to the Issuer or the Existing Members (as applicable) including without limitation applicable rules and regulations promulgated by NYSE or FINRA.

(vi) If the Put Interest is less than all of the Investor’s Membership Interest, the Management Co shall deliver to the Investor an update to Schedule A of the Operating Agreement reflecting the updated Percentage Interests.

ARTICLE III

Call RIGHTS

Section 3.1 Grant of Call Rights.

(a) The Issuer or any or all of the Existing Members (either alone or as a group), as the case may be, may, at any time during the Call Exercise Period and in accordance with the terms and provisions hereof, exercise its Call Right, and, if the Issuer or the Existing Members, as the case may be, so elect to exercise their rights pursuant to this Section 3.1, the Investor shall have the obligation to sell to the Issuer or any of the Existing Members (as applicable) all of the Membership Interest (the “Call Interest”), for an amount equal to the Value of the Call Settlement Amount which shall be delivered to the Investor in the form of the Elected Consideration pursuant to a Call Right Closing; provided, however, the Issuer’s right to purchase any Call Interest shall be subject to the rights of the Existing Members in Section 3.1(c).

(b) In order to exercise its Call Right, Issuer or such Existing Members (as applicable) must timely deliver an irrevocable notice of their election to exercise such right in substantially the form attached hereto as Exhibit B (a “Call Exercise Notice”) to the Investor and such Existing Members or the Issuer (as applicable) in accordance with the notice provision set forth in Section 5.7 hereof, which Call Exercise Notice must include a proposed Call Settlement Amount as of the date of such Call Exercise Notice (the “Proposed Call Settlement Amount”).

(c) Notwithstanding the provisions of Section 3.1(a), the delivery of a Call Exercise Notice by the Issuer shall give rise to a right for any of the Existing Members to, and any of the Existing Members may, in their sole and absolute discretion, elect to substitute themselves for the Investor as the Party exercising the Call Right with respect to the Call Interest (an “Existing Member Call Substitution”) by giving written notice to the Issuer and the Investor of their intention to exercise such right of substitution within five (5) Business Days (a “Substitution Right Notice”) after their receipt of such Call Exercise Notice; provided, however, the exercise of an Existing Member Call Substitution does not give rise to a right for the Existing Members (or any other Party) to amend, modify or otherwise alter the Proposed Call Settlement Amount contained in the subject Call Exercise Notice.

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(d) Within thirty (30) days after delivery of the Call Exercise Notice to the Investor, the Investor will advise the Issuer and the Existing Members in writing whether it agrees with the Proposed Call Settlement Amount or whether it objects to it. If the Investor has any objections to the Proposed Call Settlement Amount, the Investor shall deliver to the Issuer and the Existing Members a statement setting forth a counterproposal with reasonably detailed support for the basis thereof (the “Counterproposal”). If a Counterproposal is not delivered to the Issuer and the Existing Members within thirty (30) days after delivery of the Call Exercise Notice to the Investor, the Proposed Call Settlement Amount shall be final, binding and non-appealable by the Parties hereto, except as provided in Section 3.1(e) below. The Investor and the Issuer or the Existing Members (as applicable) shall negotiate in good faith to resolve any dispute with respect to the Counterproposal, but if they do not reach a final resolution within ninety (90) days after the delivery of the Counterproposal, the Investor, on the one hand, and the Issuer or the Existing Members (as applicable), on the other hand, shall submit the dispute for final resolution to Ernst & Young LLP, or if Ernst & Young LLP is unable to serve, to an independent certified public accounting firm of national reputation mutually agreed by the Issuer or the Existing Members (as applicable), on the one hand, and the Investor, on the other hand, (and if the parties cannot agree to such alternative firm, each of the Investor and the Issuer or the Existing Members (as applicable) shall name an independent certified public accounting firm of national reputation and those two shall select an independent certified public accounting firm of national reputation) (the firm so determined, the “Arbitrator”). Each Party agrees to execute, if requested by the Arbitrator, a reasonable and customary engagement letter with the Arbitrator, including customary indemnities. In resolving the dispute, the Arbitrator may not assign a fair market value to any Call Interest subject to a dispute greater than the greatest fair market value claimed by any Party with respect to such Call Interest or less than the lowest fair market value for such Call Interest claimed by any Party. The Investor and the Issuer or the Existing Members (as applicable) shall use their reasonable best efforts to cause the Arbitrator to resolve the dispute and make a final determination in writing as soon as practicable and in any event within thirty (30) days after the submission of any dispute to the Arbitrator. The Issuer or the Existing Members (as applicable) and the Investor shall promptly comply with all reasonable requests by the Arbitrator for information, books, records and similar items. The fees and expenses of the Arbitrator shall be borne by the Investor, on the one hand, and the Issuer or the Existing Members (as applicable), on the other hand, in such amount(s) as shall be determined by the Arbitrator based on the proportion that the aggregate amount of the dispute is attributable to the Investor, on the one hand, or the Issuer or the Existing Members (as applicable), on the other hand, as determined by the Arbitrator. The resolution of the dispute by the Arbitrator shall be final, binding and non-appealable on the Parties hereto, except as provided in Section 3.1(e) below.

(e) If the Issuer enters into any Material Transaction during the period beginning with the date of any Call Right Closing (an “Initial Closing”) and ending twelve months thereafter (the “Look-Back Period”), Investor shall have the right to deliver a Counterproposal (a “Subsequent Counterproposal”) with respect to the Call Settlement Amount that served as the basis for such Initial Closing (whether the underlying Call Settlement Amount was determined through (i) non-objection to the Proposed Call Settlement Amount, (ii) good faith negotiation between the Parties, (iii) the decision of an Arbitrator, or (iv) otherwise pursuant to Section 3.1(d)), and such Subsequent Counterproposal shall serve as the basis the dispute resolution process described in Section 3.1(d) to commence as if such Subsequent Counterproposal had been timely filed within thirty (30) days after delivery of the Call Exercise Notice to the Investor; provided, however, that any determination pursuant to this Section 3.1(e), by an Arbitrator or otherwise, that a higher Call Settlement Amount should have been paid at the Initial Closing (a “Call Settlement Adjustment”) shall give rise to an obligation for the Party that was the beneficiary of an underpayment in connection with the Initial Closing to make a payment, in the same proportion as the Call Cash Amount and the Call Issuer Shares Amount paid in the Initial Closing, to the other Party in the amount of such underpayment, without giving effect to (i) fees and expenses of the Arbitrator, (ii) interest that would have accrued on the amount of such Call Settlement Adjustment during the Look-Back Period, or (iii) any other costs or amounts incident to the procedures described in this Section 3.1(e). The determination of any Call Settlement Adjustment shall be final, binding and non-appealable on the Parties hereto.

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(f) If the Existing Members exercise their Call Right or their right to make an Existing Member Call Substitution:

(i) The Issuer shall have no obligation to pay any amount to the Investor with respect to the Call Interest subject to such Call Right or Existing Member Call Substitution, and each of the Investor, the Issuer and the Existing Members shall treat the transaction between the Investor and the Existing Members for federal income tax purposes as a sale of the Call Interest to the Existing Members.

(ii) The applicable Call Exercise Notice or Substitution Right Notice must also include the percentages of the Call Interest to be purchased by each Existing Member (which percentages must aggregate to 100%).

Section 3.2 Call Right Closing; Closing Deliverables.

(a) The closing of the purchase and sale of any Call Interest, as contemplated by Section 3.1 above (each, a “Call Right Closing”) shall take place on the date which is 15 days after the date on which the Call Settlement Amount is determined in respect of such Call Interest (whether such Call Settlement Amount was determined through (i) non-objection to the Proposed Call Settlement Amount, (ii) good faith negotiation between the Parties, (iii) the decision of an Arbitrator, or (iv) otherwise pursuant to Section 3.1(d)) (or such other time as may hereinafter be agreed to by the Investor, on the one hand, and the Issuer or the Existing Members (as applicable) on the other hand).

(b) At the Call Right Closing:

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(i) Issuer or the Existing Members (as applicable) shall purchase from the Investor, and the Investor shall sell, assign, transfer and convey to the Issuer or the Existing Members (as applicable) the Call Interest.

(ii) Issuer or the Existing Members (as applicable) shall pay to Investor any Call Cash Amount by wire transfer of immediately available funds to the account designated by the Investor.

(iii) Issuer or the Existing Members (as applicable) shall sell, assign, transfer and convey to Investor any Call Issuer Shares Amount.

(iv) Investor shall deliver to Issuer or the Existing Members (as applicable) all documentation reasonably requested by Issuer or the Existing Members (as applicable) in order to transfer the Call Interest, and all rights in respect thereof (including all economic and voting rights), to Issuer or the Existing Members (as applicable) free and clear of Liens, but subject to restrictions on transferability imposed generally under the Securities Act, under blue sky and other state securities laws and as contained in the Operating Agreement; it being understood and agreed by the Parties that the only representations and warranties that the Investor shall be required to make in respect of the transfer of the Call Interest are representations and warranties as to ownership, its power, authority and ability to convey title to the Call Interest, free and clear of Liens, but subject to the exceptions, described in the preceding clause of this Section 3.2(b)(iv) and in compliance with any laws and contractual obligations applicable to the Investor (including the Operating Agreement).

(v) Investor shall receive from the Issuer or the Existing Members (as applicable) all documentation reasonably requested by Investor in order to transfer any Call Issuer Shares Amount to the Issuer or the Existing Members (as applicable) free and clear of Liens, but subject to restrictions on transferability imposed generally under the Securities Act, under blue sky and other state securities laws; it being understood and agreed by the Parties that the only representations and warranties that the Issuer or the Existing Members (as applicable) shall be required to make in respect of the transfer of any Call Issuer Shares Amount are representations and warranties as to its power, authority and ability to acquire the Call Interest, convey title to Issuer Class A Common Stock (if applicable) free and clear of all Liens and that Issuer or the Existing Members (as applicable) is in compliance with any laws and contractual obligations applicable to the Issuer or the Existing Members (as applicable) including without limitation applicable rules and regulations promulgated by NYSE or FINRA.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of Investor. Investor represents and warrants as to itself and not as to any other Investor that:

(a) The Investor has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of such Investor, enforceable against it in accordance with the terms hereof.

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(b) The execution, delivery or performance of this Agreement by the Investor will not (i) conflict with the organizational documents of the Investor, (ii) conflict with, result in a breach or termination of, constitute a default (with or without notice or lapse of time or both) under, or require any notice under any instrument binding on such Investor or to which the Membership Interest it holds is subject, or (iii) constitute a violation of any law, rule or regulation of any government or governmental or regulatory agency, or any judgment, order, writ, decree, permit or license of any court or governmental or regulatory agency to which such Investor may be subject.

Section 4.2 Representations and Warranties of Issuer. Issuer represents and warrants that:

(a) Issuer has the legal capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Issuer and constitutes the legal, valid and binding obligation of Issuer, enforceable against Issuer in accordance with the terms hereof.

(b) The execution, delivery or performance of this Agreement by Issuer will not (i) conflict with, result in a breach or termination of, constitute a default (with or without notice or lapse of time or both) under, or require any notice under any instrument binding on Issuer, or (ii) constitute a violation of any law, rule or regulation of any government or governmental or regulatory agency, or any judgment, order, writ, decree, permit or license of any court or governmental or regulatory agency to which Issuer may be subject.

Section 4.3 Representations and Warranties of Existing Members. Each Existing Member represents and warrants as to itself and not to any other Existing Member that:

(a) The Existing Member has the legal capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Existing Member and constitutes the legal, valid and binding obligation of the Existing Member, enforceable against the Existing Member in accordance with the terms hereof.

(b) The execution, delivery or performance of this Agreement by the Existing Member will not (i) conflict with, result in a breach or termination of, constitute a default (with or without notice or lapse of time or both) under, or require any notice under any instrument binding on the Existing Member, or (ii) constitute a violation of any law, rule or regulation of any government or governmental or regulatory agency, or any judgment, order, writ, decree, permit or license of any court or governmental or regulatory agency to which the Existing Member may be subject.

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ARTICLE V

MISCELLANEOUS

Section 5.1 Independent Investigations; Future Gains. Subject to 3.1(e), each Party has entered into this Agreement based on its own knowledge, investigation and analysis. The Investor understand that Management Co’s and Issuer’s plans for the future, if successful, may result in the equity interests of Management Co becoming significantly more valuable, and that the future value of the equity interests could exceed the amounts the Investor may receive under this Agreement. None of the Existing Members nor the Issuer has not made any representation to the Investor about the advisability of the decision to enter into this Agreement or the potential future value of the equity interests of Management Co. The Investor is knowledgeable, sophisticated and experienced in business, financial matters and transactions of this type. The Investor acknowledges that none of Issuer, the Existing Members or their respective affiliates or agents is acting as a fiduciary or financial or investment adviser to the Investor, and they have not given the Investor any investment advice, opinion or other information on whether the entry into this Agreement is prudent. The Investor understands that the Issuer, the Existing Members and their affiliates and agents will rely on the accuracy and truth of the foregoing representations and hereby consents to such reliance.

Section 5.2 No Rights or Interests. This Agreement confers no right or interest in any Call Interest, or any Put Interest, until proper exercise of the Call Right, or, as applicable, the Put Right, in respect of such Call Interest, or such Put Interest, in accordance with the terms and provisions of this Agreement.

Section 5.3 Further Assurances. Each Party shall take all such action (including executing such other agreements and instruments, and making such filings) as may be necessary or appropriate in order to effectuate the transactions contemplated by this Agreement. Each Party shall execute, acknowledge, deliver, file and record such further certificates, amendments, instruments, agreements and documents and to do all such other acts and things, as may be required by law or as may be reasonably necessary or advisable to carry out the intent and purposes of this Agreement. Each Party shall act diligently and in good faith to carry out its respective obligations under this Agreement.

Section 5.4 Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof and transfer of any Put Interest or Call Interest.

Section 5.5 Waiver. Each Party hereto may (as to itself only) by written notice to each other Party (a) extend the time for the performance of any of the obligations or other actions of any other Party under this Agreement; (b) waive compliance with any of the conditions or covenants of the other contained in this Agreement; and (c) waive or modify performance of any of the obligations of any other Party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any Party to exercise any right or privilege hereunder shall be deemed a waiver of such Party’s rights or privileges hereunder or shall be deemed a waiver of such Party’s rights to exercise the same at any subsequent time or times hereunder.

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Section 5.6 Specific Performance. Each Party acknowledges, stipulates and agrees that (a) irreparable injury will result to the other Parties in the event that any Party breaches its covenants or agreements contained herein, and (b) in the event of any such breach or threatened breach of any of the provisions set forth herein, the other Parties hereto shall be entitled, in addition to any other remedies available to it (including, without limitation, damages and any right of offset), to preliminary injunction, permanent injunction or other injunctive relief, without posting any bond or other security, compelling such Party to comply with any and all such provisions. Nothing herein contained shall be construed as an election of remedies or as a waiver or limitation of any right available to any Party under this Agreement or the law, including the right to seek damages from any Party for its breach of any provision of this Agreement.

Section 5.7 Choice of Law. This Agreement and all claims and controversies hereunder shall be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to the choice of law provisions thereof that would cause the application of the laws of another jurisdiction.

Section 5.8 Notice. All notices, consents and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a Party when (a) delivered by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile with confirmation of transmission by the transmitting equipment and a hard copy to follow via recognized international overnight courier service, service fee prepaid; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the applicable address or facsimile number set forth underneath the name of the Party on its signature page attached to this Agreement and marked to the attention of the Person (by name or title) designated therein (or to such other address or facsimile number or Person as a Party may designate by notice to the other Parties).

Section 5.9 Severability. Whenever possible each provision and term of this Agreement will be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

Section 5.10 Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable or transferable by any Investor without the prior written consent of Issuer. Issuer may transfer or assign any and all of his rights, remedies, obligations or liabilities arising hereunder to the Existing Members as set forth herein.

Section 5.11 Integration. This Agreement constitutes the entire agreement of the Parties and supersedes all prior statements, agreements or understandings between the Parties pertaining to the subject matter hereof. No supplement, modification, waiver or termination of this Agreement shall be valid unless made in writing and signed by the Party to be bound thereby.

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Section 5.12 Ownership Limits. Notwithstanding any other provision contained herein, in no event will the Investor be allowed to accept an aggregate number of Class A Common Stock (taking into account all Class A Common Stock obtained by the Investor or any Affiliate pursuant to the Purchase Agreement, upon conversion of the Preferred Shares or otherwise) that, when taken together with the Class A Common Stock of any Affiliate of the Investor, collectively exceeds 9.9% of the Class A Common Stock outstanding on the Trading Day immediately preceding the date of the Put Exercise Notice or Call Exercise Notice, as applicable (each as appropriately adjusted for share splits, share dividends, combinations, recapitalizations and the like and taking into account the number of Class A Common Stock resulting from such conversion). The restriction in the foregoing sentence is for the benefit of members of the Investor and can be waived by, and on terms specified by, the Investor on 65 days’ notice to the Company.

Section 5.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which will take effect as an original and all of which shall evidence one and the same Agreement. Original signatures hereto may be delivered by facsimile or by portable data format (PDF) which shall be deemed originals.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

iSSUER:

RCS CAPITAL CORPORATION

By: /s/ William M. Kahane

Name: William M. Kahane
Title: Chief Executive Officer

Address for Notices:

405 Park Avenue, 15th Floor
New York, NY 10022
Attention: James Tanaka, Esq.
Facsimile: 212-421-5799

with a copy to:

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attention: Steven L. Lichtenfeld, Esq.

Facsimile: 212-969-2900

Investor:

LUXOR CAPITAL PARTNERS, LP

By: /s/ Norris Nissim

Name: Norris Nissim
Title: General Counsel Luxor Capital Group, LP, Investment Manager

Address for Notices:

Luxor Capital Group LP
1114 Avenue of the Americas
29th Floor
New York, NY 10036
Attention: General Counsel

BLUE SANDS LLC

By: /s/ Norris Nissim

Name: Norris Nissim
Title: General Counsel LCG Holdings, LLC, Managing Member

Address for Notices:

Luxor Capital Group LP
1114 Avenue of the Americas
29th Floor
New York, NY 10036
Attention: General Counsel

BLUE SANDS B INC.

By: /s/ Norris Nissim

Name: Norris Nissim
Title: Secretary

Address for Notices:

Luxor Capital Group LP
1114 Avenue of the Americas
29th Floor
New York, NY 10036
Attention: General Counsel

BLUE SANDS C INC.

By: /s/ Norris Nissim

Name: Norris Nissim
Title: Secretary

Address for Notices:

Luxor Capital Group LP
1114 Avenue of the Americas
29th Floor
New York, NY 10036
Attention: General Counsel

BLUE SANDS D INC.

By: /s/ Norris Nissim

Name: Norris Nissim
Title: Secretary

Address for Notices:

Luxor Capital Group LP
1114 Avenue of the Americas
29th Floor
New York, NY 10036
Attention: General Counsel

existing members:

By: /s/ Nicholas S. Schorsch

Name: Nicholas S. Schorsch

Address for Notices:

c/o RCS Capital Corporation
405 Park Avenue, 15th Floor
New York, NY 10022
Attention: James Tanaka, Esq.
Facsimile: 212-421-5799

By: /s/ Nicholas S. Schorsch

Name: Shelley D. Schorsch, by Nicholas S. Schorsch, Attorney in Fact

Address for Notices:

c/o RCS Capital Corporation
405 Park Avenue, 15th Floor
New York, NY 10022
Attention: James Tanaka, Esq.
Facsimile: 212-421-5799

By: /s/ William M. Kahane

Name: William M. Kahane

Address for Notices:

c/o RCS Capital Corporation
405 Park Avenue, 15th Floor
New York, NY 10022
Attention: James Tanaka, Esq.
Facsimile: 212-421-5799

By: /s/ Peter M. Budko

Name: Peter M. Budko

Address for Notices:

c/o RCS Capital Corporation
405 Park Avenue, 15th Floor
New York, NY 10022
Attention: James Tanaka, Esq.
Facsimile: 212-421-5799

By: /s/ Edward M. Weil Jr.

Name: Edward M. Weil Jr.

Address for Notices:

c/o RCS Capital Corporation
405 Park Avenue, 15th Floor
New York, NY 10022
Attention: James Tanaka, Esq.
Facsimile: 212-421-5799

By: /s/ Brian S. Block

Name: Brian S. Block

Address for Notices:

c/o RCS Capital Corporation
405 Park Avenue, 15th Floor
New York, NY 10022
Attention: James Tanaka, Esq.
Facsimile: 212-421-5799